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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ____________________________________________________

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                                 MARCH 29, 2007
                Date of Report (Date of earliest event reported)
              ____________________________________________________

                         GLOBAL BEVERAGE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                   000-1084133
                            (Commission File Number)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

                                   90-0093439
                      (IRS Employer Identification Number)

          2 SOUTH UNIVERSITY DRIVE, SUITE 220
          PLANTATION, FLORIDA                                     33324
          (Address of principal executive offices)             (ZIP Code)

                               JERRY PEARRING, CEO
                         GLOBAL BEVERAGE SOLUTIONS, INC.
                       2 SOUTH UNIVERSITY DRIVE, SUITE 220
                               PLANTATION, FLORIDA
                     (Name and address of agent for service)

                                 (954) 473-0850
          (Telephone number, including area code of agent for service)

                         7633 EAST 63RD PLACE, SUITE 220
                                 TULSA, OK 74133
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
         _____________________________________________________________

                                    COPY TO:
                             James Reskin, Attorney
                       520 South Fourth Street, Suite 400
                            Louisville, KY 40202-2577

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT. The disclosures set forth under Item 2.01 hereof are hereby incorporated by reference in this Item 1.01.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS. Pursuant to an Agreement and Plan of Merger (the "Agreement") dated as of March 29, 2007, between Global Beverage Solutions, Inc. (the "Company"), its wholly-owned subsidiary, Global Beverage Acquisition Corp., a Nevada Corporation ("Merger Corp.") and Aqua Maestro, Inc., a Florida corporation ("Aqua") and as approved by the Company's Board of Directors, the Merger Corp. was acquired by Aqua, the effect of which was that Aqua became a wholly-owned portfolio company of the Company deemed effective as of March 29, 2007. In connection with the acquisition, the Company paid a combination of cash and newly issued restricted stock, as well as issued promissory notes in favor of the stockholders of Aqua.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES. As disclosed under Item 2.01 above, pursuant to the Agreement, the Company issued 10,000,000 shares of its Common Stock, all of which were unregistered, to the stockholders of Aqua as partial consideration for the acquisition. For this issuance, the Company relied on the exemptions from the registration requirements of the Securities Act provided by Section 4(2) and Rule 506, as the securities were sold to the above-referenced stockholders of Aqua, both of which the Company reasonably believes are an "accredited investors," as defined under Rule 502 of the Securities Act. The issuance of common stock to the two stockholders of Aqua in connection with the acquisition did not involve any form of general solicitation or general advertising. Neither of the selling stockholders of Aqua had any affiliation with the Company prior to the sale and neither becomes an "affiliate" as a result of this transaction.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
   (a) Financial Statements of Business Acquired

       None.

   (b) Pro Forma Financial Statements

       None

   (c) Exhibits

       None


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Plantation, Florida, on the 2nd day of April 2007.

                                   Global Beverage Solutions, Inc.



                                   By:   /s/ Jerry Pearring
                                         ---------------------------------------
                                        Jerry Pearring, Chief Executive Officer

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                                  EXHIBIT INDEX

         EXHIBITS
                           None.